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                NEW ENGLAND ELECTRIC COMPANIES'

               SENIOR INCENTIVE COMPENSATION PLAN
















                               Adopted - March 14, 1988
                               Amended - May 23, 1990
                               Amended - November 26, 1991
                               Amended - January 1, 1993
                               Amended - January 1, 1994
                               Amended - January 1, 1995
                               Amended - January 1, 1998

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                        TABLE OF CONTENTS


                                                            Page

I.     PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

II.    DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
       2.01      Base Compensation. . . . . . . . . . . . . . . . . . .  1
       2.02      Beneficial Owner.. . . . . . . . . . . . . . . . . . .  1
       2.03      Board. . . . . . . . . . . . . . . . . . . . . . . . .  1
       2.04      Bonus Award. . . . . . . . . . . . . . . . . . . . . .  1
       2.05      Change in Control. . . . . . . . . . . . . . . . . . .  2
       2.06      Committee. . . . . . . . . . . . . . . . . . . . . . .  2
       2.07      Exchange Act.. . . . . . . . . . . . . . . . . . . . .  2
       2.08      Financial Objective. . . . . . . . . . . . . . . . . .  3
       2.09      A Major Transaction. . . . . . . . . . . . . . . . . .  3
       2.10      New England Electric System. . . . . . . . . . . . . .  4
       2.11      Participant. . . . . . . . . . . . . . . . . . . . . .  4
       2.12      Performance Benchmarks.. . . . . . . . . . . . . . . .  4
       2.13      Person.. . . . . . . . . . . . . . . . . . . . . . . .  4
       2.14      Plan Year. . . . . . . . . . . . . . . . . . . . . . .  5
       2.15      Strategic Objectives.. . . . . . . . . . . . . . . . .  5
       2.16      System.. . . . . . . . . . . . . . . . . . . . . . . .  5

III.   ADMINISTRATION.. . . . . . . . . . . . . . . . . . . . . . . . . .  5
       3.01      Administration and Interpretation. . . . . . . . . . .  5
       3.02      Amendment or Termination.. . . . . . . . . . . . . . .  5
       3.03      No Segregation of Assets; No Assignment. . . . . . . .  6
       3.04      Effectuation of Interes. . . . . . . . . . . . . . . .  6

IV.    CORPORATE TARGETS. . . . . . . . . . . . . . . . . . . . . . . . .  6
       4.01      Financial Target.. . . . . . . . . . . . . . . . . . .  6
       4.02      Strategic Objectives.. . . . . . . . . . . . . . . . .  7
       4.03      Use of Benchmarks. . . . . . . . . . . . . . . . . . .  7

V.     BONUS AWARD. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
       5.01      Components.. . . . . . . . . . . . . . . . . . . . . .  7
       5.02      Financial Objective Award. . . . . . . . . . . . . . .  7
       5.03      Strategic Objective Award. . . . . . . . . . . . . . .  7
       5.04      Exercise of Discretion.. . . . . . . . . . . . . . . .  8
       5.05      Distribution Date. . . . . . . . . . . . . . . . . . .  8

VI.    BASE COMPENSATION.. . . . . . . . . . . . . . . . . . . . . . . .   8
       6.01      Performance Evaluation. . . . . . . . . . . . . . . .   8

VII.   PAYMENT UPON CHANGE OF CONTROL. . . . . . . . . . . . . . . . . .   8
       7.01      Change in Control.. . . . . . . . . . . . . . . . . .   8

VIII.  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . .   9
       8.01      Other Benefit Plans.. . . . . . . . . . . . . . . . .   9
       8.02      Rate Making.. . . . . . . . . . . . . . . . . . . . .   9
       8.03      Future Employment. . . . . . . . . . . . . . . .. . .   9
       8.04      Headings. . . . . . . . . . . . . . . . . . . . . . .   9
       8.05      Gender and Number.. . . . . . . . . . . . . . . . . .  10
       8.06      Governing Law.. . . . . . . . . . . . . . . . . . . .  10
       8.07      Effective Date. . . . . . . . . . . . . . . . . . . .  10

SIGNATURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10


                               ii
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    NEW ENGLAND ELECTRIC COMPANIES'
                SENIOR INCENTIVE COMPENSATION PLAN



I.   PURPOSE

     The Senior Incentive Compensation Plan (the Plan) is intended to achieve and maintain a high level of corporate performance by linking a significant component of compensation to meeting financial and strategic objectives. This amendment, effective January 1, 1998, is designed to focus efforts on the post-divestiture growth and profitability of the New England Electric System.

II.  DEFINITIONS

     2.01  Base Compensation means the compensation referred to in Section
6.01 and includes all base salary, whether received or deferred.

     2.02 Beneficial Owner shall have the meaning defined in Rule 13d-3 under the Exchange Act.

     2.03  Board means the Board of Directors of New England Electric
System.

     2.04  Bonus Award means the compensation referred to in Article V.

     2.05 Change in Control occurs when the conditions set forth in either of the following paragraphs shall have been satisfied:

     (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of New England Electric System (not including in the securities beneficially owned by such Person any securities acquired directly from New England Electric System or its affiliates) representing 20% or more of the combined voting power of New England Electric System's then outstanding securities; or

     (b) during any period of not more than two consecutive years individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with New England Electric System to effect a transaction described in clause (a) of this paragraph) whose election by the Board or nomination for election by New England Electric System's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the Board.

     2.06  Committee means the Compensation Committee of the Board.

     2.07  Exchange Act means the Securities Exchange Act of 1934.

     2.08 Financial Objective means the annual financial target set by the Board in accordance with Section 4.01.

     2.09 A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

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     (a)   the shareholders of New England Electric System approve a merger or consolidation with any corporation or business trust, other than (i) a merger or consolidation which would result in the individuals who prior to such merger or consolidation constitute the Board constituting at least two-thirds of the board of directors of New England Electric System or the surviving or succeeding entity immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization (or similar transaction) in which no Person acquires more than 20% of the combined voting power of New England Electric System's then outstanding securities;

     (b) the shareholders of New England Electric System approve a plan of complete liquidation thereof; or

     (c) the shareholder of New England Electric System approve an agreement for the sale or disposition of all or substantially all of New England Electric System's assets, other than a sale or disposition which would result in the individuals who prior to such sale or disposition constitute the Board constituting at least two-thirds of the board of directors of the Person purchasing such assets immediately after such sale or disposition.

     2.10 New England Electric System means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer, or agent thereof assumes or shall be held to any liability therefor.

     2.11 Participant means the Chairman and the President of New England Electric System, if they are employees of a System company, and such other individuals as the Board may select.

     2.12 Performance Benchmarks means those standards established by the Committee in accordance with Sections 4.01 and 4.02 to judge progress toward achievement of the Financial Objective and each specific Strategic Objective.

     2.13 Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) New England Electric System or any subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of New England Electric System or any subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of New England Electric System in substantially the same proportions as their ownership of shares of New England Electric System.

     2.14  Plan Year means a calendar year.

     2.15 Strategic Objectives means the goals established by the Committee in accordance with Section 4.02 to reflect the long-term goals for the continued viability and financial health of the Company.

     2.16 System means the New England Electric System holding company system.

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III. ADMINISTRATION

     3.01 Administration and Interpretation. The Plan shall be administered by the Committee, and interpretations of the Plan by the Committee shall be final and binding on all parties.

     3.02 Amendment or Termination. The Board may amend or terminate the Plan at any time, provided that:

     (a) no such action shall affect any right or obligation with respect to any Bonus Award previously granted;

     (b) the provisions of Article VII and Sections 2.05 and 2.08 may not be amended without the written consent of any Participant affected; and

     (c) no amendment or termination of the Plan may be made after a Major Transaction unless the shareholders have rescinded their approval.

     3.03  No Segregation of Assets; No Assignment.  The New England
Electric System is not required to set aside or segregate any assets of any kind to meet obligations under this Plan. A Participant has no rights under this Plan to any specific assets of the System. A Participant may not commute, sell, assign, transfer, or otherwise convey the right to receive any payments under this Plan, which payments and the right thereto shall be, to the fullest extent permitted by law, nonassignable and nontransferable, whether voluntarily or involuntarily.

     3.04 Effectuation of Interest. In the event it should become impossible for the System, the Board, or the Compensation Committee to perform any act required by the Plan, the System, the Board, or the Compensation Committee may perform such other act as it in good faith determines will most nearly carry out the intent and purpose of the Plan.

IV.  CORPORATE TARGETS

     4.01 Financial Target. The Board will establish a financial target for each Plan Year. This will serve as the Benchmark for the Financial Objective.

     4.02 Strategic Objectives. The Compensation Committee will establish Strategic Objectives for each Plan Year and the Performance Benchmarks for each of these objectives. For Participants in this Plan, each Strategic Objective will be equally weighted.

     4.03 Use of Benchmarks. The Board will use these Performance Benchmarks as guides to measure the achievement in each area.

V.   BONUS AWARD

     5.01 Components. The Bonus Award has two components: a Financial Objective Award and a Strategic Objective Award. The targeted Strategic Objective Award is 25% of Base Compensation. The targeted Financial Objective Award is 15% of Base Compensation, and the maximum Financial Objective Award is 25%.

     5.02 Financial Objective Award. If the Financial Objective Benchmark is achieved, the target credit will be given. The Financial Objective Bonus Award will be adjusted up or down to reflect results greater than, or less than, the Benchmark.
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     5.03  Strategic Objective Award.  If each Benchmark is fully met, the maximum Strategic Objective Bonus Award will be granted. The Strategic Objective Bonus Award will be adjusted downward to reflect shortfalls in Performance Benchmark achievement.

     5.04 Exercise of Discretion. The Board is expected to use its judgment in evaluating performance, with the Objectives and Benchmarks as standards, not cliffs. The Board may reduce bonuses from those calculated by the formula if circumstances warrant. The Board may also award bonuses outside those calculated by the formula. Further, the Committee retains the discretion, from time to time, to add or delete Strategic Objectives and to adjust Benchmarks as it deems appropriate.

     5.05 Distribution Date. The Bonus Award shall be distributed to the Participants by the March 15 following the Plan Year.

VI.  BASE COMPENSATION

     6.01 Performance Evaluation. A Participant's performance will be evaluated and his or her compensation, including any merit or promotional increase, will be set by the Board in accordance with the New England Electric Salary Management Program.

VII. PAYMENT UPON CHANGE OF CONTROL

     7.01 Change in Control. In the event of a Change in Control or a Major Transaction, each Participant will receive, within 30 days of the consummation of the Change in Control or of the transaction approved by the Major Transaction, a cash payment equal to the average of the bonus percentages for this Plan for the last three years for this Plan prior to the Change in Control or Major Transaction times the Participant's annualized Base Compensation. Further, if the consummation of the Change in Control or of the transaction approved by the Major Transaction occurs prior to the determination and payment of the Bonus Award for the prior Plan Year, the Participant will also receive within 30 days a cash payment equal to said percentage times the Participant's Base Compensation received in the prior Plan Year. No further benefits will be payable from this Plan.

VIII.      GENERAL PROVISIONS

     8.01 Other Benefit Plans. Bonus Awards will not be used in determining a Participant's benefit under any group insurance plan or any other incentive program, other than New England Electric Companies' Incentive Share Plan. Bonus Awards will be included in pension plan calculations to the extent otherwise provided in those plans.

     8.02 Rate Making. Bonus Awards shall not be included for rate-making purposes.

     8.03 Future Employment. Neither the Plan nor the making of awards hereunder shall be construed to create any obligation to continue the Plan or to give any present or future employee any right to continued employment.

     8.04 Headings. The headings of articles and sections of the Plan are for convenience of reference only.

     8.05 Gender and Number. Unless the context requires otherwise, the singular shall include the plural; the masculine gender shall include the feminine; and such words as "herein," "hereinafter," "hereof," and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.
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     8.06  Governing Law.  Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of The Commonwealth of Massachusetts.

     8.07  Effective Date.  This Amendment shall be effective January 1,
1998.

                                /s/ George M. Sage
                                ________________________________________
                                Chairman, Compensation Committee
                                Pursuant to Votes of November 25, 1997
                                AND September 22, 1998 of the Board of
                                Directors